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                                                                    Exhibit (s)

                                POWER OF ATTORNEY

      We, the undersigned officers and Trustees of Eaton Vance Enhanced Equity Income Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes or James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Enhanced Equity Income Fund with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.

      IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

       Signature                        Title                     Date
---------------------------    ------------------------    ------------------
/s/ Duncan W. Richardson       President and Principal     September 24, 2004
---------------------------       Executive Officer
Duncan W. Richardson

/s/ James L. O'Connor          Treasurer and Principal     September 24, 2004
---------------------------    Financial and Accounting
James L. O'Connor                      Officer

/s/ James B. Hawkes                    Trustee             September 24, 2004
---------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III               Trustee             September 24, 2004
---------------------------
Samuel L. Hayes, III

/s/ William H. Park                    Trustee             September 24, 2004
---------------------------
William H. Park

/s/ Ronald A. Pearlman                 Trustee             September 24, 2004
---------------------------
Ronald A. Pearlman

/s/ Norton H. Reamer                   Trustee             September 24, 2004
---------------------------
Norton H. Reamer

/s/ Lynn A. Stout                      Trustee             September 24, 2004
---------------------------
Lynn A. Stout